Summary Prospectus Emerging Growth Stock Fund AUGUST 1, 2011 Class / Ticker Symbol A / SCEAX I / SEGTX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The Emerging Growth Stock Fund (the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 44 of the Fund’s prospectus and Rights of Accumulation on page 45 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.30%	None
Other Expenses	0.34%	0.34%

Total Annual Fund Operating Expenses	1.74%	1.44%
Fee Waivers and/or Expense Reimbursements(1)	(0.20)%	(0.20)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.54%	1.24%

(1)	The Adviser and Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2012 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and acquired fund fees and expenses) from exceeding 1.54% and 1.24% for the A and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs

August 1, 2011	1	Summary Prospectus

may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$724	$1,075	$1,450	$2,501
I Shares	$127	$437	$770	$1,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other U.S.-traded equity securities. U.S.-traded equity securities may include American Depositary Receipts (“ADRs”). The Fund invests primarily in stocks of small and mid-cap growth companies. Zevenbergen Capital Investments LLC (“Zevenbergen” or the “Subadviser”) considers small and mid-cap growth companies to be primarily companies with market capitalizations from $300 million up to the highest capitalization of those companies included in the Russell Midcap® Growth Index (and as annually reconstituted). As of June 24, 2011, the highest capitalization of a company in the Russell Midcap® Growth Index was approximately $17.2 billion. The Subadviser emphasizes initial investment in companies with market capitalizations of $5 billion or less. The Fund may also invest a portion of its assets in non-U.S. issued securities.

In selecting investments for purchase and sale, the Subadviser looks for companies that exhibit strong growth characteristics. Using a fundamental research approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth “drivers” are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund’s investments. Generally, the Fund will hold a limited number of securities.

Principal Investment Risks

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.

Holdings Risk: Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings or the Fund’s respective benchmark.

Growth Stock Risk: “Growth” stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. “Growth” stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Small- and Mid-Capitalization Companies Risk: Small- and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established and may have limited resources, products and markets, and less liquid.

Foreign Securities Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

This bar chart shows changes in the performance of the Fund’s I Shares from year to year.*

Summary Prospectus	2	August 1, 2011

Best Quarter	Worst Quarter
29.24%	-35.52
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2011 was 12.43%.

The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2010)

			Since
			Inception on
	1 Year	5 Years	February 23, 2004

A Shares Returns Before Taxes	30.92%	6.88%	6.85%

I Shares Returns Before Taxes	31.22%	7.18%	7.18%

I Shares Returns After Taxes on Distributions	31.22%	6.48%	6.66%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	20.29%	5.86%	6.00%

Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	26.38%	4.88%	7.00%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). Zevenbergen Capital Investments LLC is the Fund’s Subadviser.

Portfolio Management

Ms. Nancy Zevenbergen, CFA, CIC, President and Chief Investment Officer of Zevenbergen and Ms. Brooke de Boutray, CFA, CIC, and Ms. Leslie Tubbs, CFA, CIC, each a Managing Director, Portfolio Manager and Analyst of Zevenbergen, have co-managed the Fund since its inception.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced or waived in some cases.

Class	Dollar Amount

A Shares	$2,000
I Shares	None

Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion. There are no minimums for subsequent investments in I Shares.

Tax Information

The Fund’s distributions are generally taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

August 1, 2011	3	Summary Prospectus

RFSUM-EG-0811